UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2023

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PATRIOT NATIONAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street

Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, Robert G. Russell, Jr. tendered his resignation as President, Chief Executive Officer and Director of Patriot National Bancorp, Inc. (the “Company”) and Patriot Bank, N.A., a wholly-owned subsidiary of the Company (“Patriot Bank”), to be effective as of April 21, 2023.

In conjunction with Mr. Russell’s resignation, David Lowery, Executive Vice President and Chief Lending Officer of Patriot Bank, was promoted by the Board of Directors to serve as President, Chief Executive Officer and Director of the Company and Patriot Bank on March 26, 2023, to be effective as of April 21, 2023.

Mr. Lowery, age 48, joined Patriot Bank in April 2021 as Head of Lending, and became Executive Vice President and Chief Lending Officer of Patriot Bank in September 2021. Mr. Lowery is leading Patriot Bank’s SBA division, Commercial Real Estate, C&I and Consumer Lending areas. Prior to joining Patriot Bank, Mr. Lowery served in various senior capacities with several institutions, including Senior Vice President at IBERIABANK from December 2018 to February 2021, Head of Commercial Real Estate at Metropolitan Commercial Bank from September 2015 to July 2018, and Vice President at M&T Bank where he worked from January 2008 to July 2015. Mr. Lowery earned his MBA from Loyola University in Maryland where he also received his undergraduate degree in Economics.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 29, 2023, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding Mr. Russell’s resignation and Mr. Lowery’s appointment.

The information contained in this section of the Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Patriot National Bancorp, Inc., dated March 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: March 29, 2023	By:	/s/ Robert G. Russell, Jr.
Robert G. Russell, Jr.
Chief Executive Officer